                                                                Exhibit 10.1



                                   EQUANT N.V.
                                45 ORVILLE DRIVE
                                BOHEMIA, NY 11716


June 30, 1999

Mr. Richard D. Tadler
c/o TA Associates, Inc.
High Street Tower, Suite 2500
125 High Street
Boston, MA  02110

Dear Mr. Tadler:

         This letter is to confirm our agreement regarding all of the 2,739 shares of common stock, par value $.01 per share (the "Shares"), of TechForce Corporation, a Georgia corporation (the "Company"), owned beneficially or of record by you. In order to induce Equant Acquisition Corp., a subsidiary of Equant Holdings U.S., Inc., which is a subsidiary of Equant N.V. (together, "Buyer"), to enter into an Agreement and Plan of Merger, to be dated as of the date hereof between the Company and Buyer (the "Merger Agreement"), you hereby agree as follows:

         Subject to the terms and conditions hereof, prior to the expiration date of the tender offer (the "Expiration Date") to be commenced by Buyer or an affiliate of Buyer pursuant to the Merger Agreement (the "Tender Offer"), you will tender to Buyer or its affiliate, or cause to be tendered, all of the Shares, PROVIDED, that this obligation is not effective if you receive a higher offer for such Shares. If you withdraw your tender of Shares in the Tender Offer, you shall immediately, but in any event prior to the expiration date of the Tender Offer, re-tender such Shares to Buyer or its affiliate.

         You hereby agree not to sell, transfer or encumber the Shares (except in the Tender Offer or to Buyer) at any time prior to the date this letter agreement is terminated in accordance with its terms.

         You hereby represent and warrant as to the Shares that (i) you are the sole owner of and have full right, power and authority to sell and vote the Shares, or, if you are not the sole owner, you have full right, power and authority to sell and to vote the Shares, and, in either event, this letter agreement is a legal, valid and binding agreement, enforceable against you, in accordance with its terms; (ii) neither the execution of this letter agreement nor the consummation by you of the transactions contemplated hereby will constitute a violation of or default under, or conflict with, any contract, commitment, agreement, understanding, arrangement or restriction of any kind to which you are a party or by which you or the Shares are bound; and (iii) Buyer or its affiliate shall upon purchase of the Shares receive good and marketable title to the Shares, free and clear of all liens, claims, encumbrances and security interests of any kind.

         Buyer hereby represents and warrants that it has the corporate power and authority to enter into this letter agreement.

Mr. Richard D. Tadler
June 30, 1999
Page 2


         You hereby agree to vote all of the Shares, and any other common shares (and any other voting securities issued or exchanged with respect to such shares upon any reclassification, recapitalization, reorganization, stock split, stock dividend or other change in the capital structure of the Company)of the Company which you may own, or have the power to vote, (i) in the manner directed by Buyer with respect to any matters directly related to the acquisition of the Company by Buyer and (ii) against any other mergers, recapitalizations, business combinations, sales of assets, liquidations or similar transactions involving the Company, or any other matters which would be inconsistent with Buyer's intended acquisition of the Company. In furtherance of your voting agreement in this paragraph, you hereby revoke any and all previous proxies with respect to any of the Shares and grant to Buyer and such individuals or corporations as Buyer may designate an irrevocable proxy to vote all of the Shares owned by you in accordance with this paragraph on any matters which may be presented to shareholders of the Company with respect to any matters related to the acquisition of the Company by Buyer or any other mergers, recapitalizations, business combinations, sales of assets, liquidations or similar transactions involving the Company, and any other matters which would be inconsistent with Buyer's proposed acquisition of the Company. You hereby acknowledge that such proxy is coupled with an interest and irrevocable. In addition, you hereby agree to execute such additional documents as Buyer may reasonably request to effectuate its voting rights under this paragraph.

         We each hereby agree that this letter agreement creates legally binding commitments, enforceable in accordance with their terms. This letter agreement and the Merger Agreement and any documents or instruments contemplated thereby (i) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and (ii) supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. This Agreement is not intended to confer upon any other person or entity who is not a party hereto any rights or remedies hereunder.

         This letter agreement may be terminated at any time (i) by mutual written consent of the parties hereto, (ii) by either party after the Expiration Date, or (iii) by either party after the termination of the Merger Agreement. Notwithstanding the foregoing, such right of termination shall not be available to any party whose breach of any obligation hereunder has been the cause of or resulted in the failure of the transactions contemplated hereunder to be consummated. No such termination shall relieve any party from liability for any breach of this letter agreement.

         You hereby acknowledge and agree that Buyer may be irreparably damaged and would not have an adequate remedy at law for money damages in the event that any of the covenants contained in this letter agreement were not performed in accordance with its terms or otherwise were materially breached. You therefore agree that Buyer may be entitled to temporary or permanent injunction or injunctions to prevent breaches of such performance and to specific enforcement of such covenants in addition to any other remedy to which it may be entitled, at law or in equity. This Agreement shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York. Each of the parties shall pay its

Mr. Richard D. Tadler
June 30, 1999
Page 3


own expenses in connection with the execution and performance of this letter agreement.

         If any term, provision, covenant or restriction of this letter agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this letter agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         You agree that in connection with any legal action taken against you by Buyer as a result of any action or inaction by you arising hereunder, service of process may be made upon you at the address set forth below your signature by a duly authorized agent for serving process in the jurisdiction in which such address is located.

         Please indicate your agreement to the foregoing by signing this letter agreement in the space provided below, whereupon a binding agreement will have been formed between us in respect of the foregoing.

Sincerely,

EQUANT ACQUISITION CORP.

By:      /S/ JEAN-YVES CHARLIER
         -----------------------------
Name:    JEAN YVES-CHARLIER
         -----------------------------
Title:   AUTHORIZED SIGNATORY
         -----------------------------


                                            Acknowledged and agreed as of this
                                            30th day of June, 1999:

                                            /S/ RICHARD D. TADLER
                                            -----------------------------
                                            RICHARD D. TADLER


                                            Service of Process Address:

                                            -----------------------------

                                            -----------------------------

                                            -----------------------------

                                            -----------------------------

                                   EQUANT N.V.
                                45 ORVILLE DRIVE
                                BOHEMIA, NY 11716


June 30, 1999

Mr. John A. Koehler
TechForce Corporation
5741 Rio Vista Drive
Clearwater, FL  33760

Dear John:

         This letter is to confirm our agreement regarding all of the 592,470 shares of common stock, par value $.01 per share (the "Shares"), of TechForce Corporation, a Georgia corporation (the "Company"), owned beneficially or of record by you. In order to induce Equant Acquisition Corp., a subsidiary of Equant Holdings U.S., Inc., which is a subsidiary of Equant N.V. (together, "Buyer"), to enter into an Agreement and Plan of Merger, to be dated as of the date hereof between the Company and Buyer (the "Merger Agreement"), you hereby agree as follows:

         Subject to the terms and conditions hereof, prior to the expiration date of the tender offer (the "Expiration Date") to be commenced by Buyer or an affiliate of Buyer pursuant to the Merger Agreement (the "Tender Offer"), you will tender to Buyer or its affiliate, or cause to be tendered, all of the Shares, PROVIDED, that this obligation is not effective if you receive a higher offer for such Shares. If you withdraw your tender of Shares in the Tender Offer, you shall immediately, but in any event prior to the expiration date of the Tender Offer, re-tender such Shares to Buyer or its affiliate.

         You hereby agree not to sell, transfer or encumber the Shares (except in the Tender Offer or to Buyer) at any time prior to the date this letter agreement is terminated in accordance with its terms.

         You hereby represent and warrant as to the Shares that (i) you are the sole owner of and have full right, power and authority to sell and vote the Shares, or, if you are not the sole owner, you have full right, power and authority to sell and to vote the Shares, and, in either event, this letter agreement is a legal, valid and binding agreement, enforceable against you, in accordance with its terms; (ii) neither the execution of this letter agreement nor the consummation by you of the transactions contemplated hereby will constitute a violation of or default under, or conflict with, any contract, commitment, agreement, understanding, arrangement or restriction of any kind to which you are a party or by which you or the Shares are bound; and (iii) Buyer or its affiliate shall upon purchase of the Shares receive good and marketable title to the Shares, free and clear of all liens, claims, encumbrances and security interests of any kind.

         Buyer hereby represents and warrants that it has the corporate power and authority to enter into this letter agreement.

Mr. John A. Koehler
June 30, 1999
Page 2

         You hereby agree to vote all of the Shares, and any other common shares (and any other voting securities issued or exchanged with respect to such shares upon any reclassification, recapitalization, reorganization, stock split, stock dividend or other change in the capital structure of the Company)of the Company which you may own, or have the power to vote, (i) in the manner directed by Buyer with respect to any matters directly related to the acquisition of the Company by Buyer and (ii) against any other mergers, recapitalizations, business combinations, sales of assets, liquidations or similar transactions involving the Company, or any other matters which would be inconsistent with Buyer's intended acquisition of the Company. In furtherance of your voting agreement in this paragraph, you hereby revoke any and all previous proxies with respect to any of the Shares and grant to Buyer and such individuals or corporations as Buyer may designate an irrevocable proxy to vote all of the Shares owned by you in accordance with this paragraph on any matters which may be presented to shareholders of the Company with respect to any matters related to the acquisition of the Company by Buyer or any other mergers, recapitalizations, business combinations, sales of assets, liquidations or similar transactions involving the Company, and any other matters which would be inconsistent with Buyer's proposed acquisition of the Company. You hereby acknowledge that such proxy is coupled with an interest and irrevocable. In addition, you hereby agree to execute such additional documents as Buyer may reasonably request to effectuate its voting rights under this paragraph.

         We each hereby agree that this letter agreement creates legally binding commitments, enforceable in accordance with their terms. This letter agreement and the Merger Agreement and any documents or instruments contemplated thereby (i) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and (ii) supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. This Agreement is not intended to confer upon any other person or entity who is not a party hereto any rights or remedies hereunder.

         This letter agreement may be terminated at any time (i) by mutual written consent of the parties hereto, (ii) by either party after the Expiration Date, or (iii) by either party after the termination of the Merger Agreement. Notwithstanding the foregoing, such right of termination shall not be available to any party whose breach of any obligation hereunder has been the cause of or resulted in the failure of the transactions contemplated hereunder to be consummated. No such termination shall relieve any party from liability for any breach of this letter agreement.

         You hereby acknowledge and agree that Buyer may be irreparably damaged and would not have an adequate remedy at law for money damages in the event that any of the covenants contained in this letter agreement were not performed in accordance with its terms or otherwise were materially breached. You therefore agree that Buyer may be entitled to temporary or permanent injunction or injunctions to prevent breaches of such performance and to specific enforcement of such covenants in addition to any other remedy to which it may be entitled, at law or in equity. This Agreement shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York. Each of the parties shall pay its

Mr. John A. Koehler
June 30, 1999
Page 3

own expenses in connection with the execution and performance of this letter agreement.

         If any term, provision, covenant or restriction of this letter agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this letter agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         You agree that in connection with any legal action taken against you by Buyer as a result of any action or inaction by you arising hereunder, service of process may be made upon you at the address set forth below your signature by a duly authorized agent for serving process in the jurisdiction in which such address is located.

         Please indicate your agreement to the foregoing by signing this letter agreement in the space provided below, whereupon a binding agreement will have been formed between us in respect of the foregoing.

Sincerely,

EQUANT N.V.
EQUANT HOLDINGS U.S., INC.
EQUANT ACQUISITION CORP.

By:      /S/ JEAN-YVES CHARLIER
         -----------------------------------
Name:    JEAN-YVES CHARLIER
         -----------------------------------
Title:   AUTHORIZED SIGNATORY
         -----------------------------------


                                            Acknowledged and agreed as of this
                                            30th day of June, 1999:

                                            /S/ JOHN A. KOEHLER
                                            -----------------------------------
                                            JOHN A. KOEHLER

                                            Service of Process Address:

                                            TechForce Corporation
                                            5740 Rio Vista Drive
                                            Clearwater, Florida 34695

                                   EQUANT N.V.
                                45 ORVILLE DRIVE
                                BOHEMIA, NY 11716


June 30, 1999

Mr. Paul J. Ferri
Matrix Partners
1000 Winter Street, Suite 4500
Waltham, MA  02154

Dear Mr. Ferri:

         This letter is to confirm our agreement regarding all of the 152,665 shares of common stock, par value $.01 per share (the "Shares"), of TechForce Corporation, a Georgia corporation (the "Company"), owned beneficially or of record by you. In order to induce Equant Acquisition Corp., a subsidiary of Equant Holdings U.S., Inc., which is a subsidiary of Equant N.V. (together, "Buyer"), to enter into an Agreement and Plan of Merger, to be dated as of the date hereof between the Company and Buyer (the "Merger Agreement"), you hereby agree as follows:

         Subject to the terms and conditions hereof, prior to the expiration date of the tender offer (the "Expiration Date") to be commenced by Buyer or an affiliate of Buyer pursuant to the Merger Agreement (the "Tender Offer"), you will tender to Buyer or its affiliate, or cause to be tendered, all of the Shares, PROVIDED, that this obligation is not effective if you receive a higher offer for such Shares. If you withdraw your tender of Shares in the Tender Offer, you shall immediately, but in any event prior to the expiration date of the Tender Offer, re-tender such Shares to Buyer or its affiliate.

         You hereby agree not to sell, transfer or encumber the Shares (except in the Tender Offer or to Buyer) at any time prior to the date this letter agreement is terminated in accordance with its terms.

         You hereby represent and warrant as to the Shares that (i) you are the sole owner of and have full right, power and authority to sell and vote the Shares, or, if you are not the sole owner, you have full right, power and authority to sell and to vote the Shares, and, in either event, this letter agreement is a legal, valid and binding agreement, enforceable against you, in accordance with its terms; (ii) neither the execution of this letter agreement nor the consummation by you of the transactions contemplated hereby will constitute a violation of or default under, or conflict with, any contract, commitment, agreement, understanding, arrangement or restriction of any kind to which you are a party or by which you or the Shares are bound; and (iii) Buyer or its affiliate shall upon purchase of the Shares receive good and marketable title to the Shares, free and clear of all liens, claims, encumbrances and security interests of any kind.

         Buyer hereby represents and warrants that it has the corporate power and authority to enter into this letter agreement.

Mr. Paul J. Ferri
June 30, 1999
Page 2

         You hereby agree to vote all of the Shares, and any other common shares (and any other voting securities issued or exchanged with respect to such shares upon any reclassification, recapitalization, reorganization, stock split, stock dividend or other change in the capital structure of the Company)of the Company which you may own, or have the power to vote, (i) in the manner directed by Buyer with respect to any matters directly related to the acquisition of the Company by Buyer and (ii) against any other mergers, recapitalizations, business combinations, sales of assets, liquidations or similar transactions involving the Company, or any other matters which would be inconsistent with Buyer's intended acquisition of the Company. In furtherance of your voting agreement in this paragraph, you hereby revoke any and all previous proxies with respect to any of the Shares and grant to Buyer and such individuals or corporations as Buyer may designate an irrevocable proxy to vote all of the Shares owned by you in accordance with this paragraph on any matters which may be presented to shareholders of the Company with respect to any matters related to the acquisition of the Company by Buyer or any other mergers, recapitalizations, business combinations, sales of assets, liquidations or similar transactions involving the Company, and any other matters which would be inconsistent with Buyer's proposed acquisition of the Company. You hereby acknowledge that such proxy is coupled with an interest and irrevocable. In addition, you hereby agree to execute such additional documents as Buyer may reasonably request to effectuate its voting rights under this paragraph.

         We each hereby agree that this letter agreement creates legally binding commitments, enforceable in accordance with their terms. This letter agreement and the Merger Agreement and any documents or instruments contemplated thereby (i) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and (ii) supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. This Agreement is not intended to confer upon any other person or entity who is not a party hereto any rights or remedies hereunder.

         This letter agreement may be terminated at any time (i) by mutual written consent of the parties hereto, (ii) by either party after the Expiration Date, or (iii) by either party after termination of the Merger Agreement. Notwithstanding the foregoing, such right of termination shall not be available to any party whose breach of any obligation hereunder has been the cause of or resulted in the failure of the transactions contemplated hereunder to be consummated. No such termination shall relieve any party from liability for any breach of this letter agreement.

         You hereby acknowledge and agree that Buyer may be irreparably damaged and would not have an adequate remedy at law for money damages in the event that any of the covenants contained in this letter agreement were not performed in accordance with its terms or otherwise were materially breached. You therefore agree that Buyer may be entitled to temporary or permanent injunction or injunctions to prevent breaches of such performance and to specific enforcement of such covenants in addition to any other remedy to which it may be entitled, at law or in equity. This Agreement shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York. Each of the parties shall pay its

Mr. Paul J. Ferri
June 30, 1999
Page 2


own expenses in connection with the execution and performance of this letter agreement.

         If any term, provision, covenant or restriction of this letter agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this letter agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         You agree that in connection with any legal action taken against you by Buyer as a result of any action or inaction by you arising hereunder, service of process may be made upon you at the address set forth below your signature by a duly authorized agent for serving process in the jurisdiction in which such address is located.

         Please indicate your agreement to the foregoing by signing this letter agreement in the space provided below, whereupon a binding agreement will have been formed between us in respect of the foregoing.

Sincerely,

EQUANT N.V.
EQUANT HOLDINGS U.S, INC.
EQUANT ACQUISITION CORP.

By:      /S/ JEAN-YVES CHARLIER
         ------------------------------------
Name:    JEAN YVES-CHARLIER
         ------------------------------------
Title:   AUTHORIZED SIGNATORY
         ------------------------------------

                                            Acknowledged and agreed as of this
                                            30th day of June, 1999:

                                            /S/ PAUL J. FERRI
                                            -----------------------------------
                                            PAUL J. FERRI


                                            Service of Process Address:

                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------

                                   EQUANT N.V.
                                45 ORVILLE DRIVE
                                BOHEMIA, NY 11716


June 30, 1999

Mrs. Sandra Koehler
TechForce Corporation
5741 Rio Vista Drive
Clearwater, FL  33760

Dear Mrs. Koehler:

         This letter is to confirm our agreement regarding all of the 97,000 shares of common stock, par value $.01 per share (the "Shares"), of TechForce Corporation, a Georgia corporation (the "Company"), owned beneficially or of record by you. In order to induce Equant Acquisition Corp., a subsidiary of Equant Holdings U.S., Inc., which is a subsidiary of Equant N.V. (together, "Buyer"), to enter into an Agreement and Plan of Merger, to be dated as of the date hereof between the Company and Buyer (the "Merger Agreement"), you hereby agree as follows:

         Subject to the terms and conditions hereof, prior to the expiration date of the tender offer (the "Expiration Date") to be commenced by Buyer or an affiliate of Buyer pursuant to the Merger Agreement (the "Tender Offer"), you will tender to Buyer or its affiliate, or cause to be tendered, all of the Shares , PROVIDED, that this obligation is not effective if you receive a higher offer for such Shares. If you withdraw your tender of Shares in the Tender Offer, you shall immediately, but in any event prior to the expiration date of the Tender Offer, re-tender such Shares to Buyer or its affiliate.

         You hereby agree not to sell, transfer or encumber the Shares (except in the Tender Offer or to Buyer) at any time prior to the date this letter agreement is terminated in accordance with its terms.

         You hereby represent and warrant as to the Shares that (i) you are the sole owner of and have full right, power and authority to sell and vote the Shares, or, if you are not the sole owner, you have full right, power and authority to sell and to vote the Shares, and, in either event, this letter agreement is a legal, valid and binding agreement, enforceable against you, in accordance with its terms; (ii) neither the execution of this letter agreement nor the consummation by you of the transactions contemplated hereby will constitute a violation of or default under, or conflict with, any contract, commitment, agreement, understanding, arrangement or restriction of any kind to which you are a party or by which you or the Shares are bound; and (iii) Buyer or its affiliate shall upon purchase of the Shares receive good and marketable title to the Shares, free and clear of all liens, claims, encumbrances and security interests of any kind.

         Buyer hereby represents and warrants that it has the corporate power and authority to enter into this letter agreement.

Mrs. Sandra Koehler
June 30, 1999
Page 2

         You hereby agree to vote all of the Shares, and any other common shares (and any other voting securities issued or exchanged with respect to such shares upon any reclassification, recapitalization, reorganization, stock split, stock dividend or other change in the capital structure of the Company)of the Company which you may own, or have the power to vote, (i) in the manner directed by Buyer with respect to any matters directly related to the acquisition of the Company by Buyer and (ii) against any other mergers, recapitalizations, business combinations, sales of assets, liquidations or similar transactions involving the Company, or any other matters which would be inconsistent with Buyer's intended acquisition of the Company. In furtherance of your voting agreement in this paragraph, you hereby revoke any and all previous proxies with respect to any of the Shares and grant to Buyer and such individuals or corporations as Buyer may designate an irrevocable proxy to vote all of the Shares owned by you in accordance with this paragraph on any matters which may be presented to shareholders of the Company with respect to any matters related to the acquisition of the Company by Buyer or any other mergers, recapitalizations, business combinations, sales of assets, liquidations or similar transactions involving the Company, and any other matters which would be inconsistent with Buyer's proposed acquisition of the Company. You hereby acknowledge that such proxy is coupled with an interest and irrevocable. In addition, you hereby agree to execute such additional documents as Buyer may reasonably request to effectuate its voting rights under this paragraph.

         We each hereby agree that this letter agreement creates legally binding commitments, enforceable in accordance with their terms. This letter agreement and the Merger Agreement and any documents or instruments contemplated thereby (i) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and (ii) supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. This Agreement is not intended to confer upon any other person or entity who is not a party hereto any rights or remedies hereunder.

         This letter agreement may be terminated at any time (i) by mutual written consent of the parties hereto, (ii) by either party after the Expiration Date, or (iii) by either party after the termination of the Merger Agreement. Notwithstanding the foregoing, such right of termination shall not be available to any party whose breach of any obligation hereunder has been the cause of or resulted in the failure of the transactions contemplated hereunder to be consummated. No such termination shall relieve any party from liability for any breach of this letter agreement.

         You hereby acknowledge and agree that Buyer may be irreparably damaged and would not have an adequate remedy at law for money damages in the event that any of the covenants contained in this letter agreement were not performed in accordance with its terms or otherwise were materially breached. You therefore agree that Buyer may be entitled to temporary or permanent injunction or injunctions to prevent breaches of such performance and to specific enforcement of such covenants in addition to any other remedy to which it may be entitled, at law or in equity. This Agreement shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York. Each of the parties shall pay its

Mrs. Sandra Koehler
June 30, 1999
Page 3


own expenses in connection with the execution and performance of this letter agreement.

         If any term, provision, covenant or restriction of this letter agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this letter agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         You agree that in connection with any legal action taken against you by Buyer as a result of any action or inaction by you arising hereunder, service of process may be made upon you at the address set forth below your signature by a duly authorized agent for serving process in the jurisdiction in which such address is located.

         Please indicate your agreement to the foregoing by signing this letter agreement in the space provided below, whereupon a binding agreement will have been formed between us in respect of the foregoing.

Sincerely,

EQUANT ACQUISITION CORP.

By:      /S/ JEAN-YVES CHARLIER
         -----------------------------------
Name:    JEAN-YVES CHARLIER
         -----------------------------------
Title:   AUTHORIZED SIGNATORY
         -----------------------------------


                                            Acknowledged and agreed as of this
                                            30th day of June, 1999:

                                            /S/ SANDRA KOEHLER
                                            -----------------------------------
                                            SANDRA KOEHLER

                                            Service of Process Address:

                                            TechForce Corporation
                                            5740 Rio Vista Drive
                                            Clearwater, Florida 34695

                                   EQUANT N.V.
                                45 ORVILLE DRIVE
                                BOHEMIA, NY 11716


June 30, 1999

TA Venture Investors Limited Partnership
High Street Tower, Suite 2500
125 High Street
Boston, MA  02110

Attention:  Mr. Richard D. Tadler

         Re:      TA Venture Investors Limited Partnership (the "Stockholder")

Dear Mr. Tadler:

         This letter is to confirm our agreement regarding all of the 19,394 shares of common stock, par value $.01 per share (the "Shares"), of TechForce Corporation, a Georgia corporation (the "Company"), owned beneficially or of record by the Stockholder ("you"). In order to induce Equant Acquisition Corp., a subsidiary of Equant Holdings U.S., Inc., which is a subsidiary of Equant N.V. (together, "Buyer"), to enter into an Agreement and Plan of Merger, to be dated as of the date hereof between the Company and Buyer (the "Merger Agreement"), you hereby agree as follows:

         Subject to the terms and conditions hereof, prior to the expiration date of the tender offer (the "Expiration Date") to be commenced by Buyer or an affiliate of Buyer pursuant to the Merger Agreement (the "Tender Offer"), you will tender to Buyer or its affiliate, or cause to be tendered, all of the Shares, PROVIDED, that this obligation is not effective if you receive a higher offer for such Shares. If you withdraw your tender of Shares in the Tender Offer, you shall immediately, but in any event prior to the expiration date of the Tender Offer, re-tender such Shares to Buyer or its affiliate.

         You hereby agree not to sell, transfer or encumber the Shares (except in the Tender Offer or to Buyer) at any time prior to the date this letter agreement is terminated in accordance with its terms.

         You hereby represent and warrant as to the Shares that (i) you are the sole owner of and have full right, power and authority to sell and vote the Shares, or, if you are not the sole owner, you have full right, power and authority to sell and to vote the Shares, and, in either event, this letter agreement is a legal, valid and binding agreement, enforceable against you, in accordance with its terms; (ii) neither the execution of this letter agreement nor the consummation by you of the transactions contemplated hereby will constitute a violation of or default under, or conflict with, any contract, commitment, agreement, understanding, arrangement or restriction of any kind to which you are a party or by which you or the Shares are bound; and (iii) Buyer or its affiliate shall upon purchase of the Shares receive good and marketable title to the Shares, free and clear of all liens, claims, encumbrances and security interests of any kind.

Mr. Richard D. Tadler
June__, 1999
Page 2



         Buyer hereby represents and warrants that it has the corporate power and authority to enter into this letter agreement.

         You hereby agree to vote all of the Shares, and any other common shares (and any other voting securities issued or exchanged with respect to such shares upon any reclassification, recapitalization, reorganization, stock split, stock dividend or other change in the capital structure of the Company)of the Company which you may own, or have the power to vote, (i) in the manner directed by Buyer with respect to any matters directly related to the acquisition of the Company by Buyer and (ii) against any other mergers, recapitalizations, business combinations, sales of assets, liquidations or similar transactions involving the Company, or any other matters which would be inconsistent with Buyer's intended acquisition of the Company.

         We each hereby agree that this letter agreement creates legally binding commitments, enforceable in accordance with their terms. This letter agreement and the Merger Agreement and any documents or instruments contemplated thereby
(i) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and (ii) supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. This Agreement is not intended to confer upon any other person or entity who is not a party hereto any rights or remedies hereunder.

         This letter agreement may be terminated at any time (i) by mutual written consent of the parties hereto, (ii) by either party after the Expiration Date, or (iii) by either party after the termination of the Merger Agreement. Notwithstanding the foregoing, such right of termination shall not be available to any party whose breach of any obligation hereunder has been the cause of or resulted in the failure of the transactions contemplated hereunder to be consummated. No such termination shall relieve any party from liability for any breach of this letter agreement.

         You hereby acknowledge and agree that Buyer may be irreparably damaged and would not have an adequate remedy at law for money damages in the event that any of the covenants contained in this letter agreement were not performed in accordance with its terms or otherwise were materially breached. You therefore agree that Buyer may be entitled to temporary or permanent injunction or injunctions to prevent breaches of such performance and to specific enforcement of such covenants in addition to any other remedy to which it may be entitled, at law or in equity. This Agreement shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York. Each of the parties shall pay its own expenses in connection with the execution and performance of this letter agreement.

         If any term, provision, covenant or restriction of this letter agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this letter agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Mr. Richard D. Tadler
June__, 1999
Page 3



         You agree that in connection with any legal action taken against you by Buyer as a result of any action or inaction by you arising hereunder, service of process may be made upon you at the address set forth below your signature by a duly authorized agent for serving process in the jurisdiction in which such address is located.

         Please indicate your agreement to the foregoing by signing this letter agreement in the space provided below, whereupon a binding agreement will have been formed between us in respect of the foregoing.

Sincerely,

EQUANT N.V.
EQUANT HOLDINGS U.S., INC.
EQUANT ACQUISITION CORP.

By: /s/ Jean-Yves Charlier
Name: Jean-Yves Charlier
Title: Authorized Signatory



                          Acknowledged and agreed as of this 30th day of June, 1999:

                          TA VENTURE INVESTORS LIMITED PARTNERSHIP

                          /S/ Richard D. Tadler
                          By: Richard D. Tadler
                          Title: Director


                           Service of Process Address:


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





                                   EQUANT N.V.
                                45 ORVILLE DRIVE
                                BOHEMIA, NY 11716


June 30, 1999

TA Associates, Inc.
High Street Tower, Suite 2500
125 High Street
Boston, MA  02110

Attention:  Mr. Richard D. Tadler

         Re:      TA Associates, Inc.,
                  TA Associates VII L.P.,
                  TA Associates VI L.P.,
                  TA Associates AAPII Partners, L.P.,
                  Advent New York L.P.,
                  Advent Industrial II L.P., and
                  Advent Atlantic and Pacific L.P., collectively the "Stockholders"

Dear Mr. Tadler:

         This letter is to confirm our agreement regarding all of the 1,785,335 shares of common stock, par value $.01 per share (the "Shares"), of TechForce Corporation, a Georgia corporation (the "Company"), owned beneficially or of record by the Stockholders ("you"). In order to induce Equant Acquisition Corp., a subsidiary of Equant Holdings U.S., Inc., which is a subsidiary of Equant N.V. (together, "Buyer"), to enter into an Agreement and Plan of Merger, to be dated as of the date hereof between the Company and Buyer (the "Merger Agreement"), you hereby agree as follows:

         Subject to the terms and conditions hereof, prior to the expiration date of the tender offer (the "Expiration Date") to be commenced by Buyer or an affiliate of Buyer pursuant to the Merger Agreement (the "Tender Offer"), you will tender to Buyer or its affiliate, or cause to be tendered, all of the Shares, PROVIDED, that this obligation is not effective if you receive a higher offer for such Shares. If you withdraw your tender of Shares in the Tender Offer, you shall immediately, but in any event prior to the expiration date of the Tender Offer, re-tender such Shares to Buyer or its affiliate.

         You hereby agree not to sell, transfer or encumber the Shares (except in the Tender Offer or to Buyer) at any time prior to the date this letter agreement is terminated in accordance with its terms.

Mr. Richard D. Tadler
June__, 1999
Page 2



         You hereby represent and warrant as to the Shares that (i) you are the sole owner of and have full right, power and authority to sell and vote the Shares, or, if you are not the sole owner, you have full right, power and authority to sell and to vote the Shares, and, in either event, this letter agreement is a legal, valid and binding agreement, enforceable against you, in accordance with its terms; (ii) neither the execution of this letter agreement nor the consummation by you of the transactions contemplated hereby will constitute a violation of or default under, or conflict with, any contract, commitment, agreement, understanding, arrangement or restriction of any kind to which you are a party or by which you or the Shares are bound; and (iii) Buyer or its affiliate shall upon purchase of the Shares receive good and marketable title to the Shares, free and clear of all liens, claims, encumbrances and security interests of any kind.

         Buyer hereby represents and warrants that it has the corporate power and authority to enter into this letter agreement.

         You hereby agree to vote all of the Shares, and any other common shares (and any other voting securities issued or exchanged with respect to such shares upon any reclassification, recapitalization, reorganization, stock split, stock dividend or other change in the capital structure of the Company)of the Company which you may own, or have the power to vote, (i) in the manner directed by Buyer with respect to any matters directly related to the acquisition of the Company by Buyer and (ii) against any other mergers, recapitalizations, business combinations, sales of assets, liquidations or similar transactions involving the Company, or any other matters which would be inconsistent with Buyer's intended acquisition of the Company.

         We each hereby agree that this letter agreement creates legally binding commitments, enforceable in accordance with their terms. This letter agreement and the Merger Agreement and any documents or instruments contemplated thereby
(i) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and (ii) supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. This Agreement is not intended to confer upon any other person or entity who is not a party hereto any rights or remedies hereunder.

         This letter agreement may be terminated at any time (i) by mutual written consent of the parties hereto, (ii) by either party after the Expiration Date, or (iii) by either party after the termination of the Merger Agreement. Notwithstanding the foregoing, such right of termination shall not be available to any party whose breach of any obligation hereunder has been the cause of or resulted in the failure of the transactions contemplated hereunder to be consummated. No such termination shall relieve any party from liability for any breach of this letter agreement.

         You hereby acknowledge and agree that Buyer may be irreparably damaged and would not have an adequate remedy at law for money damages in the event that any of the covenants

Mr. Richard D. Tadler
June__, 1999
Page 3


contained in this letter agreement were not performed in accordance with its terms or otherwise were materially breached. You therefore agree that Buyer may be entitled to temporary or permanent injunction or injunctions to prevent breaches of such performance and to specific enforcement of such covenants in addition to any other remedy to which it may be entitled, at law or in equity. This Agreement shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York. Each of the parties shall pay its own expenses in connection with the execution and performance of this letter agreement.

         If any term, provision, covenant or restriction of this letter agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this letter agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         You agree that in connection with any legal action taken against you by Buyer as a result of any action or inaction by you arising hereunder, service of process may be made upon you at the address set forth below your signature by a duly authorized agent for serving process in the jurisdiction in which such address is located.

Mr. Richard D. Tadler
June__, 1999
Page 4


         Please indicate your agreement to the foregoing by signing this letter agreement in the space provided below, whereupon a binding agreement will have been formed between us in respect of the foregoing.


Sincerely,

EQUANT N.V.
EQUANT HOLDINGS U.S., INC.
EQUANT ACQUISITION CORP.

By: /s/ JEAN-YVES CHARLIER
Name:  Jean-Yves Charlier
Title:  Authorized Signatory


                            Acknowledged and agreed as of this
                            30th day of June, 1999:

                            TA Associates, Inc., TA Associates
                            VII L.P., TA Associates VI L.P., TA
                            Associates AAPII Partners, L.P.,
                            Advent New York L.P., Advent
                            Industrial II L.P., and Advent
                            Atlantic and Pacific L.P.

                            By: /s/ RICHARD D. TADLER
                            Title:  Director

                            Service of Process Address:


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